UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2014

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park, Greenwich, Connecticut 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 30, 2014, XPO Logistics, Inc. (“we,” “us,” “our” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the several underwriters listed on Schedule II thereto, relating to the public offering of 15,000,000 shares of the Company’s Common Stock, par value $0.001 per share, for total gross proceeds of $375,000,000. The public offering price is $25.00 per share of Common Stock. In addition, the Underwriting Agreement provides the underwriters a 30-day option to purchase up to an additional 2,250,000 shares of Common Stock from the Company.

We expect the offering to close on February 5, 2014, subject to the satisfaction of customary closing conditions. The net proceeds to us from the offering are expected to be approximately $359,450,000, after deducting underwriting discounts and commissions and estimated offering expenses payable by us. The offering is being made pursuant to our automatic shelf registration statement on Form S-3 (File No. 333-193582), which was filed with the Securities and Exchange Commission on January 27, 2014, and a prospectus supplement thereunder.

The Underwriting Agreement is attached hereto as an exhibit to provide information regarding its terms, but is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement as of specific dates indicated therein, were solely for the benefit of the parties to the agreement and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The opinion of Skadden, Arps, Slate, Meagher & Flom LLP, relating to the validity of the shares offered and sold pursuant to the Underwriting Agreement, is filed herewith as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated January 30, 2014, among XPO Logistics, Inc. and Credit Suisse Securities (USA) LLC, as representative of the several underwriters listed on Schedule II to the Underwriting Agreement

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated February 5, 2014	XPO LOGISTICS, INC.

	By:	/s/ Gordon E. Devens
Gordon E. Devens
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated January 30, 2014, among XPO Logistics, Inc. and Credit Suisse Securities (USA) LLC, as representative of the several underwriters listed on Schedule II to the Underwriting Agreement

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

4